Exhibit 10.20
                             SECOND AMENDMENT TO                  -------------
                         EMPLOYMENT AND CONSULTATION
                                   CONTRACT

The Employment and Consultation Contract entered into as of the 1st day of July, 1988 (the "Contract") by and between Meredith Corporation (the "Company") and R. A. Burnett ("Burnett"), as amended by the Amendment to Employment and Consultation Agreement dated November 12, 1991, is further amended for the purpose of extending Burnett's Consultancy through June 30, 1997, as follows:

1. Paragraph 7 is amended by replacing the date "July 1, 1995" with the date "June 30, 1997."

2. The first sentence of Paragraph 8 is amended by inserting the date "June 30, 1997" in place of July 1, 1995."

3. The first sentence of Paragraph 9, as amended, is further amended by inserting the date "June 30, 1997" in place of "June 30, 1995."

4. The date "July 1, 1995" in clause 10(a)(i) is replaced with the date "June 30, 1997."

5. The date "July 1, 1995" in clause 10(b)(i) is replaced with the date "June 30, 1997."

6. Clause 12(a) is amended by inserting the date "June 30, 1997" in place of "July 1, 1995."

7. Clause 12(b) is amended by replacing the date "July 1, 1995" in both instances where it appears with "June 30, 1997."

8. All other terms and conditions of the Contract, as amended, remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Second Amendment to be signed by its duly authorized agent and Burnett has signed of his own accord as of the 10th day of May, 1995.

ATTEST:                              MEREDITH CORPORATION

   /s/ Thomas L. Slaughter           By:         /s/ Jack D. Rehm
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           Secretary                    Chairman and Chief Executive Officer

                                                 /s/ R. A. Burnett
                                        ------------------------------------
                                                   R. A. Burnett